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                                 PROMISSORY NOTE

$150,000.00                     San Antonio, Texas            December 29, 1998

         FOR VALUE RECEIVED, the undersigned Rackspace, Ltd. (herein called "Maker", whether one or more), hereby promises to pay to the order of Exeter Financial, LC (herein together with all subsequent holders' hereof called "Holder") by check into Holder's designated account at Frost Bank, N.A., San Antonio, Bexar County Texas, or at such other bank account in Bexar County, Texas as the Holder hereof may from time to time designate in writing to Maker, the principal sum of $150,000.00, together with interest on the principal balance from time to time remaining unpaid at the rate hereinafter provided.

I.       MATURITY DATE:

         As used herein, the "MATURITY DATE" for this Note shall be the first to occur of acceleration in accordance with the terms of this Note, or January 1, 2007.

II.      INTEREST RATE:

         Prior to the Maturity Date, interest on the principal balance advanced and outstanding shall accrue at the rate of eight percent (8%) per annum. Prior to the Maturity Date, accrued but unpaid interest shall compound annually and therefore shall be added to the principal balance of this Note at the end of each twelve month period. Interest on this Note shall be calculated on a daily rate equal to 1/365th (or 1/366th in leap years) of the annual percentage rate herein provided.

III.     PAYMENT OF PRINCIPAL AND INTEREST:

         This Note shall be due and payable as follows, to-wit:

         Principal and interest shall be due and payable in equal monthly installments of $3,831.36, commencing on January 1, 2002 and continuing regularly and monthly thereafter on the first day of each succeeding calendar month, until the Maturity Date, when all accrued and unpaid interest and all unpaid principal shall be due and payable in full. Absent a default by Maker, no payments are scheduled under this Note prior to January 1, 2002. Each installment will be applied first to payment of accrued interest on the unpaid principal, and the remainder will be applied to reduction of unpaid principal. IN ANY EVENT, ALL UNPAID PRINCIPAL AND ALL ACCRUED AND UNPAID INTEREST SHALL BE DUE AND PAYABLE IN FULL ON THE MATURITY DATE, WHETHER SUCH MATURITY OCCURS BY ACCELERATION OR OTHERWISE.

         All payments called for hereunder shall (a) be paid in lawful money of the United States of America in federal or other immediately collectible funds, which, at the time of payment is legal tender for the payment of public and private debts; (b) be payable not later than 1:00 p.m. San Antonio Time on the date such payments are due; and (c) be made to the Holder by wire transfer or direct deposit to the bank account stated above, or at such other bank account in Bexar County,

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Texas as the Holder may from time to time designate in writing to Maker.

IV.      SECURITY:

         This Note is secured by a Security Agreement and Financing Statement (the "SECURITY AGREEMENT") of even date herewith. The Security Agreement covers and constitutes a valid lien upon and against all of Maker's assets, whether now existing or hereafter acquired. The Security Agreement and all other documents or instruments securing the Note are collectively referred to herein as the "SECURITY DOCUMENTS".

V.       LIMITATION ON INTEREST:

         This Note and all documents securing the same have been executed under and shall be construed and enforced in accordance with the laws of the State of Texas from time to time in effect, except to the extent United States federal law permits Holder to contract for, charge or receive a greater amount of interest. It is expressly stipulated and agreed to be the intent of Maker and Holder to at all times comply strictly with the applicable usury laws now or hereafter governing consideration received under the Note, Security Documents or any other agreements between the parties with respect to the Property. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any consideration called for, contracted for, charged, taken, reserved or received with respect to the Note, the Security Documents, or any other agreement between the parties, or if any prepayment by Maker, or Holder's exercise of the options herein contained to accelerate the maturity of this Note, results in Maker having paid any interest in excess of that permitted by applicable law, then notwithstanding anything to the contrary in this Note, the Security Documents or any other agreement, it is Maker's and Holder's express intent and agreement that all excess amounts theretofore collected by Holder be credited on the principal balance of this Note or any other principal indebtedness of Maker to Holder (or, if this Note and all other such indebtedness have been paid in full, refunded to Maker) and the provisions of this Note, the Security Documents and any other agreements shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the then applicable law, but so as to permit the recovery of the greatest amount otherwise called for hereunder and thereunder. The right to accelerate the maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration. All consideration paid to the Holder hereof in consideration for the loan evidenced by this Note that constitutes interest under applicable law shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness (including the period of any renewal or extension hereof) so that the rate of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to the loan evidenced by this Note for so long as the debt is outstanding. The term "applicable law" and similar terms used herein refer to the law in effect on the date of the first disbursement under this Note; provided that if the law is subsequently revised to permit more interest to be charged on the loan evidenced by this Note, then Holder and Maker agree that to the extent permitted by law, such revised law shall be the "applicable law" as used herein. The provisions of this paragraph shall control all agreements between the Maker and the Holder hereof.

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         Maker represents and warrants to Holder and to all other owners or holders of this Note, that: (i) the loan evidenced hereby is for business, commercial, investment or other similar purposes, and not primarily for personal, family, household or agricultural use, as such terms are used in applicable provisions of Title 4 of the Texas Finance Code, and (ii) the credit transaction evidenced by this Note is specifically exempted under Regulation Z issued by the Board of Governors of the Federal Reserve System in Title 1 (Consumer Credit Cost Disclosure) of the Consumer Credit Protection Act and that no disclosures are required to be given under such regulation and federal laws in connection with this credit transaction. In no event shall the provisions of Chapter 346 of the Texas Finance Code (regarding certain revolving credit accounts) apply to the loan evidenced by this Note.

VI.      PREPAYMENT:

         Maker may prepay the principal of this Note in whole or in part at any time or times without penalty. Any prepayment shall be applied first toward accrued and unpaid interest, and then to the principal installments last maturing upon this Note, that is, in the inverse order of maturity and without reducing the amount or time of payment of the remaining obligatory installments. Amounts prepaid may not be reborrowed.

VII.     DEFAULT:

         It is hereby agreed that:

                 (i) If default shall be made in the payment of any part of the principal or interest on this Note when due, or in the payment of any other sums due under the Security Agreement or any of the other Security Documents when due, and if such delinquent payment shall not be received by Holder within five (5) business days following written notice thereof by or on behalf of Holder to Maker; provided, however, that after such time as Holder has provided two (2) such notices and opportunity to cure to Maker during any twelve month period, then upon Maker's subsequent default in payment, Holder shall be entitled to exercise its remedies hereunder and under the Security Documents without further notice or opportunity to cure; and provided further, that the failure to pay all indebtedness that is due upon the maturity of this Note, whether matured by acceleration or otherwise, shall be an event of default immediately, without any notice, grace or opportunity to cure; or

                 (ii) If default shall be made in the performance or observance of any of the covenants and agreements contained in this Note, the Security Agreements or any of the other Security Documents, other than a covenant to pay money, and such default shall continue for thirty
         (30) days following written notice thereof by or on behalf of Holder to Maker; or

                  (iii) Upon the occurrence of any other event whereby, according to the tents of this Note, the Security Agreement or any other Security Document, the required time of payment of this Note may be accelerated;

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then an "EVENT OF DEFAULT" shall have occurred under this Note and in such event, without further notice or demand, the entire unpaid principal balance of and accrued and unpaid interest on this Note, shall, at the option of the Holder hereof, become immediately due and payable, and Holder may foreclose all liens securing payment hereof, pursue any and all other rights, remedies and recourses available to Holder, or pursue any combination of the foregoing, all remedies hereunder and under the Security Documents being cumulative. Failure by the Holder to exercise any option upon one Event of Default shall not constitute a waiver thereof or a waiver of the right to exercise such option in the event of a subsequent Event of Default. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that lime or at any subsequent time, or nullify any prior exercise of any such option without the express written consent of the Holder. If, after an Event of Default, this
Note is placed in the hands of an attorney for collection, or if collected through judicial proceedings, Maker shall pay, in addition to the sums referred to above, all costs incurred by Holder in collection of the unpaid amounts due hereunder, including a reasonable sum as collection or attorneys' fees, whether or not any judicial action is instituted to enforce this Note.

VIII.    LATE CHARGE AND DEFAULT INTEREST:

         If Holder has not received the full amount of any installment due hereunder, or any payment due hereunder (excluding the balance due on the Maturity Date), on or before the date that such amount or payment is due, Maker shall pay, in addition to the amount due, a late charge (the "LATE CHARGE") equal to five percent (5.0%) of each dollar of principal, interest or other amount not paid when due, for the purpose of defraying the expense incident to handling such delinquent payments, whether or not the Note is accelerated for such delinquency. The Late Charge shall be due and payable immediately whether or not demand is made for payment of same.

         It is further agreed that during the existence of any Event of Default under this Note (but immediately ceasing upon the timely cure of any such Event of Default prior to the acceleration of this Note), the Security Agreement or any other Security Documents, the entire unpaid balance of principal hereunder shall, at the option of Holder, bear interest (the "DEFAULT INTEREST") at a rate equal to the lesser of (i) eighteen percent (18.0%) per annum, or (ii) the highest nonusurious rate permitted by applicable law; provided, however, in the event a Late Charge has been charged or received by Holder with respect to any delinquent installment, the amount of Default Interest shall be reduced by the amount of the Late Charge charged or received as necessary to comply with any applicable law regarding usury. Default Interest shall be due and payable upon demand, and if no demand, then on the first (1st) day of each and every month after such default. During any time when the Default Interest is in effect, Holder may, at its sole option, collect interest at a rate that is less than the rate for Default Interest, however, any such forbearance by Holder, or any demand by Holder for less than the full amount of Default Interest, shall not constitute a waiver of Holder's right to demand payment in full of the total Default Interest both with respect to the period of forbearance or any later period, and shall not constitute or imply any consent to a reduction in the rate of the Default Interest. The rights of Holder under this Article VIII shall in any event be subject to the limitations set forth in Article V.

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IX.      WAIVERS:

         Maker understands that under Texas law Maker has, unless waived, the right to notice of Holder's intent to accelerate the principal balance of this Note, the right to notice of the actual acceleration of the principal balance of this Note, and the right to presentment of this Note by Holder's demand for payment. Maker also understands that Maker can waive these rights. BY MAKER'S SIGNATURE ON THIS NOTE, EACH MAKER and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) WAIVE demand (except as otherwise specifically set forth in this Note), presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security for this Note, (ii) agree to any subordination or release of any of such security or the release of any party primarily or secondarily liable hereon, (iii) agree that the Holder hereof shall not be required first to institute suit or exhaust its remedies hereon against the Maker, or any one of them, or others liable or to become liable hereon, or to enforce its rights against them or any security herefor, and
(iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them and without affecting their liability hereunder.

X.       NOTICES:

         All notices hereunder shall be given at the following addresses: If to Maker: 111 Soledad, Suite 1100, San Antonio, Texas 78205-3692; if to
Holder: 111 Soledad, Suite 1100, San Antonio, Texas 78205-3692. Any party may change its address for notice purposes upon giving thirty (30) days prior notice thereof in accordance with this paragraph. All notices given hereunder shall be in writing and shall be considered properly given if mailed by first-class United States Mail, postage prepaid, registered or certified with return receipt requested, or by delivering same to the intended addressee, or by prepaid telegram. Any notice mailed as above provided shall be deemed to be effective and received upon its deposit in the custody of the U.S. Postal Service; all other notices shall be effective upon actual receipt.

XI.      ACCELERATION UPON DISPOSITION:

         As more fully detailed in the Security Agreement, Maker expressly acknowledges, covenants and agrees (i) that, except in the ordinary course of business and as may otherwise be provided in the Security Agreement, there may be no sale, lease, assignment, transfer, conveyance, mortgage, pledge, hypothecation, or any other disposition of all or any portion of, or interest in, the property securing this Note, without the prior written consent of Holder, (ii) that, except as may be provided otherwise in the Security Agreement, Holder may arbitrarily withhold such prior written consent in its sole discretion, and (iii) that in the event any such disposition occurs without Holder's prior written consent, then Holder shall, except as provided in the Security Agreement, have the option of accelerating the maturity hereof and declaring the then unpaid principal balance and accrued interest immediately due and payable.

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XII.     JOINT AND SEVERAL LIABILITY:

         If this Note is executed by more than one party, each such party shall be jointly and severally liable for the obligations of Maker under this Note.

XIII.    SUCCESSORS AND ASSIGNS:

         The terms and conditions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

XIV.     VENUE:

         MAKER AGREES THAT BEXAR COUNTY, TEXAS SHALL BE THE PROPER VENUE FOR ANY JUDICIAL PROCEEDINGS BROUGHT IN CONNECTION WITH THIS NOTE.

         HOLDER ACKNOWLEDGES AND AGREES THAT THE LIMITED PARTNERS OF THE MAKER SHALL NOT BE LIABLE FOR THE OBLIGATIONS OF MAKER UNDER THIS NOTE AND THAT HOLDER WILL NOT SEEK PAYMENT OF ANY AMOUNTS HEREUNDER FROM SUCH LIMITED PARTNERS.

         IN WITNESS WHEREOF Maker has duly executed this Note as of the day and year first above written.

                                     MAKER:


                                     RACKSPACE, LTD.

                                     BY: MACROWEB, LC. its general partner

                                          By:  /s/ Morris Miller
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                                     HOLDER:

                                     EXETER FINANCIAL, LC

                                          By:  /s/ S. West
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                                          Its: Manager
                                              -----------------------------